Exhibit 10.1

Execution Version

AMENDMENT NO. 5 TO CREDIT AGREEMENT

AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 8, 2015, among MGOC, INC. (f/k/a MEDIA GENERAL, INC.) (the “Borrower Representative”), LIN Television Corporation (the “LIN Borrower” and, together with the Borrower Representative, the “Borrowers”), each other Loan Party party hereto, each Lender party hereto, and ROYAL BANK OF CANADA (acting through one or more of its branches or any Affiliate thereof, collectively, “Royal Bank”), as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement referred to below.

PRELIMINARY STATEMENTS:

(1)     The Borrowers, the Lenders party thereto and Royal Bank, as Administrative Agent entered into that certain Credit Agreement, dated as of July 31, 2013 (as amended, restated, supplemented, or otherwise modified from time to time prior to the date of this Amendment, including as amended by Technical Amendment to Credit Agreement, dated as of November 12, 2013, as amended and restated by Amendment No. 1 to Credit Agreement, dated as of April 15, 2014, as amended by Incremental Facility Amendment No. 1 to Credit Agreement, dated as of August 29, 2014, as amended by Amendment No. 2 to Credit Agreement, dated as of October 28, 2014, as amended by Amendment No. 3 to Credit Agreement, dated as of November 7, 2014, as amended by Incremental Facility Amendment No. 2 to Credit Agreement and Incremental Joinder Agreement, dated as of December 19, 2014, and as amended by Amendment No. 4 to Credit Agreement, dated as of January 22, 2015, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

(2)      One or both Borrowers will receive, directly or indirectly, the Specified Disposition Proceeds (as defined in the Credit Agreement).

(3)     The Borrowers and the other Loan Parties have requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.     Amendments to the Loan Documents. The Existing Credit Agreement is, effective as of the Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 of this Agreement, amended as follows:

(a)     By adding the following new defined terms to Section 1.01 in the appropriate alphabetical order:

“Amendment No. 5” means Amendment No. 5 to Credit Agreement, dated as of May 8, 2015 among the Loan Parties, the Administrative Agent and the Lenders party thereto.

“Amendment No. 5 Effective Date” means the Effective Date as such term is defined in Amendment No. 5.

“Specified Disposition Proceeds” means the Net Cash Proceeds from the Disposition of the television station (and related assets of) WJAR-TV (Providence, Rhode Island) and subsequent release of such proceeds from the applicable qualified intermediary, expected to occur in or around June 2015.

(b)     by replacing the proviso set forth in the definition of “Available Amount” under Section 1.01 of the Existing Credit Agreement with the following:

“provided that (a) in no event shall the Available Amount include Specified Equity Contributions or the proceeds thereof and (b) except in respect of clause (a) or (c) above, any application of the Available Amount shall be subject to (x) the absence of any Event of Default and (y) compliance with a Consolidated Senior Secured Net Leverage Ratio of not greater than 3.50:1.00 as determined on a pro forma basis for the most recent Test Period.”

(c)     by inserting the phrase “or sale” after the word “issuance” in the proviso of the defined term “Disposition” under Section 1.01 of the Existing Credit Agreement, and by deleting the words “Borrower Representative” in such proviso and replacing in lieu thereof the words “New Holdings”; and

(d)     by adding the following new proviso at the end of clause (vi) of the definition of “Excess Cash Flow” under Section 1.01 of the Existing Credit Agreement:

“provided that to the extent Excess Cash Flow is reduced by the amount of any Restricted Payment pursuant to this clause (vi) made on or after the Amendment No. 5 Effective Date and prior to receipt of the Specified Disposition Proceeds, Excess Cash Flow shall be increased to the extent of such reduction, but in any event not more than the lesser of the aggregate principal amount of the Specified Disposition Proceeds and such Restricted Payment;”

(e)     by inserting the phrase “(if required to be tested)” after the phrase “Pro Forma Effect” in Section 7.09(g).

SECTION 2.     Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions have been satisfied or waived in accordance with the terms therein:

(a)     The Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers, the other Loan Parties and the Majority Lenders;

(b)     The Borrowers shall have paid or caused to be paid to the Administrative Agent a consent fee for the account of each Lender that has executed and delivered to the Administrative Agent a signature page to this Amendment at or prior to 5:00 p.m. (New York City time), on May 7, 2015, in the amount of 0.10% of such Lender’s Loans and/or Commitments under the Existing Credit Agreement immediately prior to such time (it being understood that such fees shall be payable only if consents from the Majority Lenders are received and on and subject to the occurrence of the Effective Date);

(c)     The Borrowers shall have paid all reasonable fees and expenses (including the reasonable fees and expenses of Paul Hastings LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Existing Credit Agreement to the extent invoiced prior to the date hereof; and

(d)     Prior to and after giving effect to the Amendment, (i) the representations and warranties of the Borrowers and each other Loan Party contained in the Existing Credit Agreement and each other Loan Document (including in Section 4 hereof) shall be true and correct in all material respects on and as of the date hereof; provided, that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (ii) no Default shall exist, or would result on the date hereof before or after giving effect to the effectiveness of this Amendment.

SECTION 3.     Consent and Affirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Existing Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Existing Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the validity, perfection and priority of existing security interests granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue unimpaired with the same priority to secure the obligations of the Loan Parties under the Existing Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents and in the case of any Guarantor, its Guarantee of the Obligations, as and to the extent provided in the Loan Documents, shall continue in full force and effect.

SECTION 4.     Confirmation of Representations and Warranties. (a) Each Loan Party hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b)     Each Loan Party represents and warrants, on and as of the date hereof, that: (i) it has the requisite power to execute and deliver this Amendment, and all corporate or other action required to be taken by it for the due and proper authorization, execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby has been duly and validly taken; (ii) this Amendment has been duly authorized, executed and delivered by it; and (iii) no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery of this Amendment except for such actions, consents, approvals, registrations or filings, the failure of which to be obtained or made could not reasonably be expected to have a Material Adverse Effect.

(c)     Each Loan Party hereby acknowledges that it has been provided with a copy of each of the Existing Credit Agreement and the other Loan Documents.

(d)     Each Loan Party hereby represents and warrants that, on and as of the date hereof, no event has occurred and is continuing that constitutes a Default.

SECTION 5.     Covenant. Within five Business Days from the receipt of any Specified Disposition Proceeds, the Borrower Representative shall apply, or cause to be applied, up to 100% of such Specified Disposition Proceeds to the extent necessary to prepay any outstanding Revolving Credit Loans. After giving pro forma effect to the application of Specified Disposition Proceeds, there shall be no outstanding Revolving Credit Loans.

SECTION 6.     Reference to and Effect on the Credit Agreement.

(a)     On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder” or “hereof’, and in each other Loan Document to “the Credit Agreement”, “thereunder” or “thereof”, or in each case words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)     The Credit Agreement as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment shall be a “Loan Document” for purposes of the definition thereof in the Existing Credit Agreement.

(c)     The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Existing Credit Agreement or any other Loan Document.

SECTION 7.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or in “pdf” or similar format by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 9.     Headings. Section headings are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

SECTION 10.   Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired hereby.

SECTION 11.   Notices; Successors; Waiver of Jury Trial. All communications and notices hereunder shall be given as provided in the Existing Credit Agreement. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

SECTION 12.     No Novation, Etc. This Amendment shall not constitute a novation of any amount owing under the Existing Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Existing Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the date hereof, shall continue to be owing under the Existing Credit Agreement or such other Loan Documents until paid in accordance therewith.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

MGOC, INC. (F/K/A MEDIA GENERAL, INC.)

By:          /s/ James F. Woodward
Name: James F. Woodward
Title: Vice President and Treasurer

LIN TELEVISION CORPORATION

By:          /s/ James F. Woodward
Name: James F. Woodward
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 5]

MEDIA GENERAL, INC.

By:         /s/ James F. Woodward
Name: James F. Woodward
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 5]

BIRMINGHAM BROADCASTING CO., INC.
BIRMINGHAM BROADCASTING (WVTM-TV) LLC
BLOCKDOT, INC.
MGDT, INC. (f/k/a DEALTAKER, INC.)
MEDIA GENERAL COMMUNICATIONS HOLDINGS, LLC
MEDIA GENERAL COMMUNICATIONS, INC.
MEDIA GENERAL OPERATIONS, INC.
NES II, INC.
PROFESSIONAL COMMUNICATIONS SYSTEMS, INC.
VIRGINIA PAPER MANUFACTURING CORP.
MEDIA GENERAL BROADCASTING, LLC
YOUNG BROADCASTING SHARED SERVICES, INC.
LAT, INC.
YBT, INC.
YBK, INC.
YOUNG BROADCASTING OF ALBANY, INC.
YOUNG BROADCASTING OF DAVENPORT, INC.
YOUNG BROADCASTING OF GREEN BAY, INC.
YOUNG BROADCASTING OF KNOXVILLE, INC.
YOUNG BROADCASTING OF LANSING, INC.
YOUNG BROADCASTING OF LOUISIANA, INC.
YOUNG BROADCASTING OF RAPID CITY, INC.
YOUNG BROADCASTING OF RICHMOND, INC.
YOUNG BROADCASTING OF SAN FRANCISCO, INC.
YOUNG BROADCASTING OF SIOUX FALLS, INC.
YOUNG BROADCASTING OF NASHVILLE LLC
YOUNG BROADCASTING, LLC

WHTM ACQUISITION LLC

By:	/s/ James F. Woodward
Name: James F. Woodward
Title: Vice President and Treasurer

[Signature Page to Amendment No. 5]

WATE, G.P.

BY: YOUNG BROADCASTING OF KNOXVILLE, INC.,

its Managing Partner

By:	/s/ James F. Woodward
Name: James F. Woodward
Title: Vice President and Treasurer

WKRN, G.P.

BY: YOUNG BROADCASTING OF NASHVILLE, LLC,

its Managing Partner

By:	/s/ James F. Woodward
Name: James F. Woodward
Title: Vice President and Treasurer

KLFY, L.P.

BY: YOUNG BROADCASTING OF LOUISIANA, INC.,

its General Partner

By:	/s/ James F. Woodward
Name: James F. Woodward
Title: Vice President and Treasurer

[Signature Page to Amendment No. 5]

WTNH Broadcasting LLC

TVL Broadcasting LLC

WOOD Television LLC

Primeland LLC

North Texas Broadcasting LLC

KXTX Holdings LLC

KXAN LLC

LIN Digital Media LLC

LIN Digital LLC

LIN Mobile, LLC

Federated Media Publishing LLC

By       /s/ James F. Woodward

Name: James F. Woodward
Title: Senior Vice President and Chief Financial Officer

Indiana Broadcasting, LLC

WAVY Broadcasting, LLC

WIVB Broadcasting, LLC

WWLP Broadcasting, LLC

WOOD License Co., LLC

LIN of Alabama, LLC

LIN of Colorado, LLC

LIN of New Mexico, LLC

LIN of Wisconsin, LLC

LIN License Company, LLC

By: lin television corporation,

its Sole Member

By:        /s/ James F. Woodward
Name: James F. Woodward
Title: Senior Vice President Chief Financial Officer

TVL Broadcasting of Rhode Island, LLC

LIN Studios, LLC

WDTN Broadcasting, LLC

By: TVL BROADCASTING LLC,

its Sole Member

By:        /s/ James F. Woodward

Name: James F. Woodward
Title: Senior Vice President Chief Financial Officer

[Signature Page to Amendment No. 5]

LIN TELEVISION OF TEXAS, L.P.

By: lin television of texas, inc.,

its General Partner

By:         /s/ James F. Woodward

Name: James F. Woodward
Title: Senior Vice President Chief Financial Officer

LIN TELEVISION OF TEXAS, INC.

By:         /s/ James F. Woodward

Name: James F. Woodward
Title: Senior Vice President Chief Financial Officer

ROYAL BANK OF CANADA,
as Administrative Agent

By:        /s/ Susan Khokher

Name: Susan Khokher
Title: Manager, Agency

[Signature Page to Amendment No. 4]

[Signatures of Majority Lenders are on File with the Administrative Agent.]

[Signature Page to Amendment No. 4]